United States

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15, 2003

                                GPN Network, Inc.
                 -----------------------------------------------
                 (Exact name of registrant specified in charter)


          Delaware                 033-05384                  13-3301899
    --------------------      --------------------      --------------------
         (State of              (Commission File            (IRS Employer
       Incorporation)                Number)               Identification No.)


                      8655 East Via De Ventura, Suite E-155
                            Scottsdale, Arizona 85258
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (480) 922-3926
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNANT.

As of July 15, 2003, the Registrant selected Stonefield Josephson, Inc., Certified Public Accountants, an accountancy corporation, to be its auditor. The Company's previous auditor was notified on July 9, 2003 that the change would be effective as of July 15, 2003. There has been no disagreement in accounting principles or in the report of financial statements and notes published by the Company's previous auditor. A letter from the previous auditor confirming this 8-K report is attached herewith.

The audit report of Singer Lewak Greenbaum & Goldstein LLP on the financial statements of the Company for the year ended December 31, 2002 contained the following qualification:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, during the year ended December 31, 2002, the Company incurred a net loss of $222,384, and it had negative cash flows from operations of $153,402. In addition, the Company had an accumulated deficit of $4,165,224 as of December 31, 2002. These factors, among others, as discussed in Note 2 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

Other than the foregoing, said audit report did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The decision to change accountants was approved by the board of directors of the Registrant. During the Registrant's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) None

         (b) None

         (c) Exhibits:
             ---------

         16.1  Letter dated July 9, 2003 from Singer Lewak Greenbaum & Goldstein
               LLP regarding  its  occurrence  with the statements   made by the
               Registrant  in this  Current Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GPN Network, Inc.


                                                By:/s/ Michael Wilhelm
                                                   -----------------------------
                                                Michael Wilhelm, President

Dated:  July 18, 2003

                                  Exhibit 16.1



Singer Lewak Greenbaum & Goldstein LLP          Telephone    (310) 477-3924
Certified Public Accountants                    Facsimile    (310) 478-6070
10960 Wilshire Boulevard
Suite 1100
Los Angeles, CA  90024


July 9, 2003

Securities and Exchange Commission
450 West Fifth Street, NW
Washington, D.C. 20549

Gentlemen:

We were previously the independent accountants for GPN Network, Inc., and on March 19, 2003 we reported on the consolidated financial statements of GPN Network, Inc. and its subsidiaries as of and for the two years ended December 31, 2002. On July 9, 2003, we were dismissed as independent accountants of GPN Network, Inc. We have read GPN Network, Inc.'s statements included under Item 4 of its Form 8-K for July 15, 2003, and we agree with such statements.

Singer Lewak Greenbaum & Goldstein LLP